                                                                    Exhibit 99.4


                                  REAFFIRMATION
                                  OF GUARANTIES
                                  -------------

                                                                    May 16, 2002


Bank of America, N.A., as Administrative Agent
231 South LaSalle Street
Chicago, Illinois 60697

                         Re: Reaffirmation of Guaranties

Ladies and Gentlemen:

     Each of the undersigned refers to its Guaranty delivered in connection with
(i) the Amended and Restated Multicurrency Credit Agreement (as amended, the "Credit Agreement"), dated as of May 15, 2001, among APW, Ltd. (the "Borrower"),
 ----------------                                                    --------
various financial institutions (the "Banks"), Bank One, NA, as Syndication
                                     -----
Agent, The Chase Manhattan Bank, as Documentation Agent and Bank of America, N.A. as Administrative Agent or (ii) the U.K. Facility (as defined in the Credit Agreement). Capitalized terms not otherwise defined herein will have the meanings given in the Credit Agreement.

     Each of the undersigned hereby confirms that each Guaranty to which such undersigned is a party remains in full force and effect as of the date hereof.

     This letter agreement is the reaffirmation of Guaranties referred to in
Section 9.1 of the Post-Petition Multicurrency Superpriority Credit Agreement, dated as of May 16, 2002 among the Borrower, various financial institutions, Bank of America, National Association, as Post-Petition Agent and U.S. Collateral Agent, Royal Bank of Scotland, PLC, as Lead Arranger, Book Manager, and U.K. Collateral Agent and Oaktree Capital Management, LLC, as Lead Arranger and Book Manager.

     This letter agreement may be signed in counterparts and by the various parties as herein on separate counterparts. This letter agreement shall be governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                             [SIGNATURES TO FOLLOW]

     Delivered in Chicago, Illinois as of the day and year first above written.

APW LTD.


By:  /s/ Michael Gasick
     ------------------------------
name:
Title:


AIR CARGO EQUIPMENT (UK) LIMITED


By:  /s/ S. Kirby
     ------------------------------
Name:
Title:


APPLIED POWER LIMITED


By:  /s/ S. Kirby
     ------------------------------
Name:
Title:


APW CASES EUROPE LTD. (fka Zero Cases
Europe Ltd.)


By:  /s/ S. Kirby
     ------------------------------
Name:
Title:


APW DO BRASIL, LTDA.


By:  /s/ Chistopher John Freeland
     ------------------------------
Name:   Christopher John Freeland
Title:  Site Leader

APW ELECTRONICS GROUP PLC


By: /s/ S. Kirby
    --------------------------------
Name:
Title:


APW ELECTRONICS GMBH


By: /s/ Jan DeKoning
    --------------------------------
Name:  Jan DeKoning
Title: Director


APW ELECTRONICS LIMITED


By: /s/ S. Kirby
    --------------------------------
Name:
Title:


APW ELECTRONICS OVERSEAS
INVESTMENTS LIMITED


By: /s/ S. Kirby
    --------------------------------
Name:
Title:


APW ENCLOSURE PRODUCTS AND
SYSTEMS LIMITED


By: /s/ S. Kirby
    --------------------------------
Name:
Title:

APW ENCLOSURE SYSTEMS (UK)
LIMITED


By: /s/ S. Kirby
    --------------------------------
Name:
Title:


APW ENCLOSURE SYSTEMS HOLDING,
INC.


By: /s/ Michael Gasick
    --------------------------------
Name:
Title:


APW ENCLOSURE SYSTEMS HOLDINGS,
LTD.


By: /s/ S. Kirby
    --------------------------------
Name:
Title:


APW ENCLOSURES SYSTEMS, LP by
APW Enclosure Systems Holding, Inc., its
General Partner


By: /s/ Michael Gasick
    --------------------------------
Name:
Title:


APW ENCLOSURE SYSTEMS PLC


By: /s/ S. Kirby
    --------------------------------
Name:
Title:

APW ENCLOSURE SYSTEMS, INC.


By: /s/ Michael Gasick
    --------------------------------
Name:
Title:


APW ENCLOSURES (DUBLIN) LIMITED


By: /s/ S. Kirby
    --------------------------------
Name:
Title:


APW ENCLOSURES LIMITED

By: /s/ S. Kirby
    --------------------------------
Name:
Title:


APW FINANCE LIMITED

By: /s/
    --------------------------------
Name:
Title:


APW GALWAY LIMITED

By: /s/ S. Kirby
    --------------------------------
Name:
Title:


APW HOLDING B.V.

By: /s/ S. Kirby
    --------------------------------
Name:
Title:

APW HOLDINGS (EUROPE) LTD.

By: /s/ S. Kirby
    --------------------------------
Name:
Title:


APW HOLDINGS (UK) LTD.

By: /s/ S. Kirby
    --------------------------------
Name:
Title:


APW INVESTMENTS UK LIMITED

By: /s/ S. Kirby
    --------------------------------
Name:
Title:


APW MAYVILLE LLC

By: /s/ Michael Gasick
    --------------------------------
Name:
Title:


APW MAYVILLE LTD

By: /s/ Michael Gasick
    --------------------------------
Name:
Title:


APW NETHERLANDS B.V.

By: /s/ S. Kirby
    --------------------------------
Name:
Title:

APW NEW FOREST LIMITED


By: /s/ S. Kirby
   ---------------------------
Name:
Title:


APW NORTH AMERICA INC.


By: /s/ Michael Gasick
   ---------------------------
Name:
Title:


APW POWER SUPPLIES AS


By: /s/ Eliot Swan
   ---------------------------
Name:
Title:


APW POWER SUPPLIES LTD.


By: /s/ S. Kirby
   ---------------------------
Name:
Title:


APW PRODUCTS AND SYSTEMS B.V.


By: /s/ S. Kirby
   ---------------------------
Name:
Title:


APW WRIGHT LINE LLC


By: /s/ Michael Gasick
   ---------------------------
Name:
Title:

APW-ERIE, INC.


By: /s/ Michael Gasick
   ---------------------------
Name:
Title:


ASPEN MOTION TECHNOLOGIES INC.


By: /s/ Michael Gasick
   ---------------------------
Name:
Title:


BEELEY WOOD HOLDINGS LTD

By: /s/ S. Kirby
   ---------------------------
Name:
Title:


C FAB DEVELOPMENT LTD.


By: /s/ S. Kirby
   ---------------------------
Name:
Title:


CIPRESMAD CONSULTORES E
SERVICOS, LTD.


By: /s/ Howard T. Lederman
   ---------------------------
Name:
Title:

CIPRESMAD HUNGARY GROUP
FINANCING LLC


By: /s/ Howard T. Lederman
   ---------------------------
Name:
Title:


EDER INDUSTRIES INC.


By: /s/ Michael Gasick
   ---------------------------
Name:
Title:


ELECTRONIC SOLUTIONS


By: /s/ Michael Gasick
   ---------------------------
Name:
Title:


ELECTRONICS PACKAGING LTD

By: /s/ S. Kirby
   ---------------------------
Name:
Title:


HIGH SPEED PRODUCTION (HOLDINGS)
LTD

By: /s/ S. Kirby
   ---------------------------
Name:
Title:

HOERMANN ELECTRONICS LIMITED


By: /s/ S. Kirby
   ------------------------
Name:
Title:


HOERMANN SECURITY SYSTEMS LTD.


By: /s/ S. Kirby
   ------------------------
Name:
Title:


HSP SHEFFIELD LTD


By: /s/ S. Kirby
   ------------------------
Name:
Title:


HSP STRATHCLYDE LTD


By: /s/ S. Kirby
   ------------------------
Name:
Title:


IMHOF-BEDCO LTD


By: /s/ S. Kirby
   ------------------------
Name:
Title:


IMHOF-BEDCO SPECIAL PRODUCTS LTD


By: /s/ S. Kirby
   ------------------------
Name:
Title:

IMHOF-BEDCO STANDARD PRODUCTS LTD

By: /s/ S. Kirby
   ------------------------
Name:
Title:


INNOVATIVE METAL FABRICATION,
INC.


By: /s/ Michael Gasick
   ------------------------
Name:
Title:


J HIGGINS MANUFACTURING
(IRELAND) LTD.


By: /s/ S. Kirby
   ------------------------
Name:
Title:


MCLEAN MIDWEST CORPORATION


By: /s/ Michael Gasick
   ------------------------
Name:
Title:


MCLEAN WEST INC.


By: /s/ Michael Gasick
   ------------------------
Name:
Title:

PRECISION FABRICATION
TECHNOLOGIES INC.


By: /s/ Michael Gasick
   ------------------------
Name:
Title:


RUBICON FINANCE LIMITED


By: /s/ S. Kirby
   ------------------------
Name:
Title:


TOWERFLAME LIMITED


By: /s/ S. Kirby
   ------------------------
Name:
Title:


VERO CIRCUITBOARDS LTD


By: /s/ S. Kirby
   ------------------------
Name:
Title:


VERO CONNECTORS LTD


By: /s/ S. Kirby
   ------------------------
Name:
Title:


VERO ELECTRONICS (EXPORTS) LTD


By: /s/ S. Kirby
   ------------------------
Name:
Title:

VERO ELECTRONICS, INC.


By: /s/ Michael Gasick
   ------------------------
Name:
Title:


WRIGHT LINE EUROPE B.V.


By: /s/ Jan DeKoning
   ------------------------
Name: Jan DeKoning
Title: Director


WRIGHT LINE LIMITED


By: /s/ S. Kirby
   ------------------------
Name:
Title:


ZERO-EAST DIVISION, ZERO
CORPORATION


By: /s/ Michael Gasick
   ------------------------
Name:
Title:

Agreed to and Acknowledged by

BANK OF AMERICA, NATIONAL
ASSOCIATION, as Administrative Agent


By: M. Duncan McDuffie
   ---------------------------
Name: M. Duncan McDuffie
Title: Managing Director